EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of ProLink Holdings Corp. (the “Company”) on Form 10-KSB/A for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Lawrence D. Bain, Chief Executive Officer of the Company, and Barry A. Sullivan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Lawrence D. Bain
Lawrence D. Bain
Chief Executive Officer May 1, 2006

By:	/s/ Barry A. Sullivan
Barry A. Sullivan
Chief Financial Officer May 1, 2006